UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                  June 7, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                       001-32428                30-0030900
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                         Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1 Employment Agreement of J. Stanley Baumgartner, Jr. dated June 7, 2006


Item 1.01 Entry into a Material Definitive Agreement

     The Registrant entered into an employment agreement with J. Stanley Baumgartner, Jr. as of June 7, 2006 to be the Registrant's Chief Financial Officer, the term of which is to begin on June 26, 2006. Mr. Baumgartner's employment agreement provides for a term of 2 years and shall continue from year to year thereafter unless notice of termination is given by either party at least 180 days prior to any extension period. Mr. Baumgartner's annual base salary is $175,000 and he is eligible for bonuses at the discretion of the Board of Directors. Mr. Baumgartner will be issued 40,000 shares of the Registrant's common stock upon the commencement of his employment and has also been granted an option to purchase 40,000 shares of the Registrant's common stock, vesting in 3 equal annual installments at an exercise price of $1.75. A copy of the employment agreement is filed with this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Registrant entered into an employment agreement with J. Stanley Baumgartner, Jr. as of June 7, 2006 to be the Registrant's Chief Financial Officer, the term of which is to begin on June 26, 2006. A copy of his employment agreement is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description

          99.1 Employment Agreement of J. Stanley Baumgartner, Jr. dated June 7, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: June 9, 2006

                             By:/s/Matthew Soderman
                                ---------------------------------
                                Matthew Soderman,
                                Chief Accounting Officer

Exhibit Index

          Exhibit No. Description

          99.1 Employment Agreement of J. Stanley Baumgartner, Jr. dated June 7, 2006